SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2007
WesBanco, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV	26003

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (304) 234-9000
Former name or former address, if changed since last report Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On November 1, 2007, WesBanco, Inc. and Oak Hill Financial, Inc. issued a joint press release announcing the deadline for Oak Hill shareholders to make an election regarding the consideration they would like to receive for their Oak Hill shares upon completion of the proposed merger. A copy of the press release is attached as Exhibit 99.1 hereto.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1	Joint Press release dated November 1, 2007 announcing the election deadline for the merger between WesBanco, Inc. and Oak Hill Financial, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.

(Registrant)

November 1, 2007	/s/ Robert H. Young

Date	Robert H. Young Executive Vice President & Chief Financial Officer